VIACOM INC.

                    1989 LONG-TERM MANAGEMENT INCENTIVE PLAN
                (as amended and restated through April 23, 1990,
             as further amended and restated through April 27, 1995
          and as further amended and restated through November 1, 1996)

                                    ARTICLE I

                                     GENERAL

Section 1.1 Purpose.

      The purpose of the Viacom Inc. 1989 Long-Term Management Incentive Plan (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by rewarding certain key employees of the Company and its subsidiaries for their contributions to the financial success of the Company and thereby motivate them to continue to make such contributions in the future.

Section 1.2 Definitions.

      As used in the Plan, the following terms shall have the following meanings:

      (a) "Agreement" shall mean the written agreement governing a Grant under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

      (b) "Appreciation Value" shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or termination date (in the event of a termination of employment as described in Section 2.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

      (c) "Beneficiary" or "Beneficiaries" shall mean the person(s) designated by the Participant pursuant to the provisions of the Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time such a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated

Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee. No such written designation shall be effective unless received by the Committee prior to the date of death of the Participant.

      (d) "Board" shall mean the Board of Directors of the Company.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

      (f) "Committee" shall mean the Senior Executive Compensation Committee of the Board (or such other Committee as may be appointed by the Board) except that
(i) the number of directors on the Committee shall be not less than two and (ii) each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act.

      (g) "Common Stock" shall mean Voting Common Stock and the Non-Voting Common Stock.

      (h) "Date of Grant" shall mean the date of the Grant of the Phantom Shares, Stock Options, Stock Appreciation Rights and/or Restricted Shares as set forth in the applicable Agreement.

      (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

      (j) "Fair Market Value" of a share of Common Stock on a given date shall be the closing price of a share of Voting Common Stock or Non-Voting Common Stock, as the case may be, on the American Stock Exchange or such other national securities exchange as may be designated by the Committee or, in the event that the applicable class of Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of such class of Common Stock on such automated quotation system or, in the event that such class of Common Stock is not quoted on any such system, the average of the closing bid prices per share of such class of Common Stock as furnished by a professional marketmaker making a market in such class of Common Stock designated by the Committee.

      (k) "Grant" shall mean a grant under the Plan which may consist of a grant of Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares or a combination of any of the above.

      (I) "Initial Value" shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine; provided, however, that in no event shall the Initial Value be less than 50% of the Value of the relevant Phantom Share as of the Date of Grant.

      (m) "Non-Voting Common Stock" shall mean the shares of non-voting Common Stock, par value $0.01 per share, of the Company.

      (n) "Outstanding Phantom Share" shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

      (o) "Outstanding Stock Option" shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired in accordance with its terms.

      (p) "Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.4 hereof and to whom an outstanding Grant has been made under the Plan.

      (q) "Permanent Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company or a subsidiary thereof for the Participant and in effect on the date of the Participant's termination of employment with the Company or any subsidiary thereof, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition in the applicable Agreement.

      (r) "Phantom Share" shall mean a contractual right granted to a Participant pursuant to Article II, to receive an amount equal to the Appreciation Value at such time, and subject to such terms and conditions, as are set forth in the Plan and the applicable Agreement.

      (s) "Restricted Share" shall mean a share of Voting Common Stock or Non-Voting Common Stock granted to a Participant pursuant to Article IV, which is subject to the restrictions set forth in Section 4.3 hereof, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

      (t) "Retirement" shall mean the resignation or termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or a subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion.

      (u) "Stock Appreciation Right" shall mean a contractual right granted to a Participant pursuant to Article III, to receive an amount determined in accordance with Section 3.5 of the Plan.

      (v) "Stock Option" shall mean a contractual right granted to a Participant pursuant to Article III, to purchase Common Stock (which may be Voting Common Stock, Non-Voting Common Stock or both) at such time and price, and subject to such other terms and conditions, as are set forth in the Plan and the applicable Agreement. Stock Options may be "Incentive Stock Options" within the meaning of
Section 422A of the Code or "Nonqualified Stock Options" which do not meet the requirements of such Code section.

      (w) "Termination for Cause" shall mean a termination of employment with the Company or any of its subsidiaries which, as determined by the Committee, is by reason of (i) "cause" as such term or a similar term is defined in any employment agreement applicable to the Participant, or (ii) if there is no such employment agreement or if such employment agreement contains no such term, (x) a failure or refusal by a Participant to substantially perform a material duty of such Participant's employment, (y) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act or common law fraud against the Company or any subsidiary thereof, or (z) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any subsidiary thereof.

      (x) "Termination of Employment" shall mean the termination of a Participant's employment with the Company or any of its subsidiaries.

      (y) "Valuation Date" shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 2.2(a) hereof.

      (z) The "Value" of a Phantom Share shall be determined by reference to the "average Fair Market Value" of a share of Voting Common Stock, Non-Voting Common Stock or combination thereof, as specified by the Committee and set forth in the applicable Agreement. The "average Fair Market Value" on a given date of a share of Voting Common Stock or Non-Voting Common Stock, as the case may be, shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a Grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the applicable class of Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period, and (ii) shall equal the number of days on which the applicable class of Common Stock was traded and a closing price was reported on such national securities exchange or on such automated quotation system or by such marketmaker, as the case may be, during such period.

      (aa) To "vest" a Phantom Share, Stock Option, Stock Appreciation Right or Restricted Share held by a Participant shall mean to render such Phantom Share, Stock Option, Stock Appreciation Right or Restricted Share nonforfeitable, except where, with respect to Phantom Shares, Stock Options and Stock Appreciation Rights, a Participant's employment ends because of a Termination for Cause.

      (bb) "Voting Common Stock" shall mean the shares of voting Common Stock, par value $0.01 per share, of the Company.

Section 1.3 Administration of the Plan.

      The Plan shall be administered by the Committee which shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below and to determine the number of Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares (or combination thereof) to be granted to each Participant.

Section 1.4 Eligible Persons.

      Grants may be awarded only to key employees of the Company and its subsidiaries. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or a subsidiary of the Company for services performed as an employee of the Company or any of its subsidiaries.

Section 1.5 Phantom Shares and Common Stock Subject to the Plan.

      The total aggregate number of (i) Phantom Shares that may be granted under the Plan and (ii) shares of Common Stock that may be distributed under the Plan (whether granted as Restricted Shares or reserved for distribution upon grant of Stock Options or Stock Appreciation Rights) shall be 7,000,000, subject to adjustment pursuant to Section 5.2 hereof. The shares of Common Stock shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company and may be either shares of Voting Common Stock or Non-Voting Common Stock, as shall be determined by the Committee. The delivery of shares of Common Stock upon exercise of a Stock Option or Stock Appreciation Right in any manner and the vesting of Restricted Shares or the payment of Appreciation

Value with respect to Phantom Shares shall result in a decrease in the number of shares which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Option or Stock Appreciation Right is exercised or by the number of Restricted Shares which vest and the number of Phantom Shares for which such payment is made. Phantom Shares and Restricted Shares that are forfeited for any reason shall not be deemed granted for purposes of this Section 1.5 and may thereafter be regranted under the Plan. Shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights expire, are cancelled without being exercised or are otherwise terminated may be regranted under the Plan. Any Phantom Share for which the Value is determined by reference to the combined Fair Market Values of a share of Voting Common Stock and a share of Non-Voting Common Stock shall be counted as two Phantom Shares for purposes of this Section 1.5.

Section 1.6 Agreements.

      Each Agreement (i) shall state the Date of Grant, the name of the Participant and the Participant's employing company, (ii) shall specify the terms of the Grant, (iii) shall be signed by the Participant and a person designated by the Committee, (iv) shall incorporate the Plan by reference and
(v) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

                                   ARTICLE II

                     PROVISIONS APPLICABLE TO PHANTOM SHARES

Section 2.1 Grants of Phantom Shares.

      The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Voting Common Stock, Non-Voting Common Stock or combination thereof (as determined by the Committee), on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 2.3 hereof) for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 2.4 hereof) for such Phantom Shares.

Section 2.2 Appreciation Value.

      (a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

      (b) Payment of Appreciation Value. Except as otherwise provided in Section
2.5 hereof, and subject to the limitation contained in Section 2.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash in a lump sum as soon as practicable following the Valuation Date applicable to such Phantom Share.

Section 2.3 Vesting.

      The Committee may, in its discretion, provide in the Agreement that Phantom Shares granted thereunder shall vest (subject to such terms and conditions as the Committee may provide in the Agreement) over such period of time, not in excess of five years from the Date of Grant, as may be specified in a vesting schedule contained therein.

Section 2.4 Limitation on Payment.

      The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 2.5 Employment Requirement.

      (a) Death, Retirement, Permanent Disability, Voluntary Termination or Termination by the Company Other Than for Cause. If the employment of a Participant terminates before the occurrence of one or more Valuation Dates applicable to the Participant's Outstanding Phantom Shares for reason of such Participant's death, Retirement or Permanent Disability, voluntary termination by the Participant or termination by the Company or any of its subsidiaries other than for Cause, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant's rights are vested as of the termination date shall be the lesser of (i) the Appreciation Value of such Phantom Share calculated as of such date of termination or (ii) the Appreciation Value of such

Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant or the Participant's Beneficiary following the originally scheduled Valuation Date applicable thereto in accordance with Section 2.2(b) hereof. Upon a termination described in this
Section 2.5(a), all rights with respect to Phantom Shares that are not vested as of such termination date will be relinquished.

      (b) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested. and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

                                   ARTICLE III

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 3.1 Grants of Stock Options.

      The Committee may from time to time grant to eligible employees Stock Options to purchase Common Stock on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Stock Options shall specify the number of Stock Options granted, whether the shares of Common Stock subject to the Option shall be shares of Voting Common Stock, Non-Voting Common Stock or a combination thereof, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Nonqualified Stock Options and the period during which such Stock Options may be exercised.

Section 3.2 Exercise Price.

      The Committee shall establish the per share exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 50% of the Fair Market Value of a share of the class of Common Stock subject to the Option on the Date of Grant and that, with respect to an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of a share of the class of Common Stock on the Date of Grant. The exercise price will be subject to adjustment in accordance with the provisions of Article 5.2 of the Plan.

Section 3.3 Exercise of Stock Options.

      a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. A Participant shall vest in Stock Options over such time and in such increments as the Committee shall determine and specify in a vesting schedule set forth in the applicable Agreement. The Committee may, however, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

      (b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised; provided, however, that anything in the Plan or in the applicable Agreement to the contrary notwithstanding:

            (i) Earliest Exercise Date. No Stock Option granted under the Plan shall be exercisable until six months after the Date of Grant thereof.

            (ii) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

            (iii) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Stock Option, and the shares of Common Stock subject to such Stock Option have been duly qualified under applicable Federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Stock Option under any Federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      (c) Exercise in the Event of Termination of Employment.

            (i) Termination other than for Cause. No Stock Option will be exercisable after the Participant ceases to be an employee of the Company or any of its subsidiaries except that (A) if such employment terminates by reason of such Participant's Retirement, voluntary termination by the Participant or termination by the Company or any of its subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of three months after the date of such termination (or such longer period, not in excess of the longer of six months after the date of such termination or Retirement or the second anniversary of the Date of Grant of such Stock Options, as may be determined by the Committee, in its discretion) or the expiration of such Stock Options, (B) if a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such longer period as may be determined by the Committee, in its discretion, prior to the expiration of such one-year period) or the expiration of such Stock Options, and (C) if such employment terminates by reason of Permanent Disability, the Participant may exercise his Outstanding Stock Options to the extent exercisable upon his last day of employment until the earlier of one year after such termination of employment (or such longer period not in excess of two years after such date as may be determined by the Committee, in its discretion) or the expiration of such Stock Options. Upon a termination described in clauses (A), (B) or (C) of this Section 3.3(c)(i), all rights with respect to Stock Options that are not vested as of such termination date will be relinquished.

            (ii) Termination for Cause. If a Participant's employment with the Company or any of its subsidiaries ends because of a Termination for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options whether or not then vested, shall terminate effective as of the date of such termination.

            (iii) Maximum Exercise Period. Anything in this Section 3.3 to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof.

Section 3.4 Payment of Purchase Price Upon Exercise.

      Every share purchased through the exercise of a Stock Option shall be paid for in full at the time of exercise in cash or, unless the Agreement covering such Stock Option expressly provides to the contrary or the Committee, in its discretion, determines otherwise, in shares of Voting Common Stock, Non-Voting Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Common Stock or such other securities.

Section 3.5 Stock Appreciation Rights.

      The Committee may grant Stock Appreciation Rights only in tandem with a Stock Option, either at the time of Grant or by amendment at any time prior to the exercise, expiration or termination of such Stock Option. Each Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Voting Common Stock and/or Non-Voting Common Stock subject to such Stock Option, determined as of the day preceding the surrender of such Stock Option, over the Stock Option aggregate exercise price. Such amount shall be paid in cash or, in the discretion of the Committee, in shares of Voting Common Stock, Non-Voting Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares or such other securities.

                                   ARTICLE IV

                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

Section 4.1 Grants of Restricted Shares.

      The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a Grant of Restricted Shares shall specify the number of Restricted Shares granted and the vesting schedule (as provided for in Section
4.2 hereof) for such Restricted Shares.

Section 4.2 Vesting.

      The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time and the increments in which a Participant shall vest in the Grant of Restricted Shares; provided, however, that no such Restricted Share shall vest until six months after the Date of Grant thereof.

Section 4.3 Rights and Restrictions Governing Restricted Shares.

      As of the Date of Grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock granted to a Participant shall be registered in his name but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Common Stock, including the right to receive dividends and to vote (to the extent applicable) such shares of Common Stock, subject to the following restrictions: (a) the Participant shall not be entitled to delivery of certificates representing such shares of Common Stock until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 4.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant's termination of employment with the Company for any reason.

Section 4.4 Adjustment with Respect to Restricted Shares.

      Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest.

Section 4.5 Delivery of Restricted Shares.

      On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares and one or more stock certificates for the appropriate number of shares of Common Stock, free of the restrictions set forth in the Plan and applicable Agreement, shall be delivered to the Participant or such shares shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable Federal or state securities laws.

Section 4.6 Termination of Employment.

      If the employment of a Participant terminates for any reason (Participant's death, Retirement or Permanent Disability, voluntary termination by the Participant, termination by the Company or any of its subsidiaries other than for Cause or termination by the Company or any of its subsidiaries for Cause) prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of termination, unless, in the case of a termination other than a termination by the Company or its subsidiaries for Cause, the Committee determines that the circumstances in the particular case so warrant and provides that some or all of such Participant's unvested Restricted Shares shall vest as of the date of such termination, in which case certificates representing such shares shall be delivered, in accordance with Section 4.5 above, to the Participant or, in the case of death, to the person or persons who acquired the right to receive such certificates by will or the laws of descent and distribution.

                                    ARTICLE V

           EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

Section 5.1 Effect of Reorganization.

      In the event that (i) the Company is merged or consolidated with another corporation, (ii) one person becomes the beneficial owner of more than fifty percent (50%) of the issued and outstanding equity securities of the Company (for purposes of this Section 5.1, the terms "person" and "beneficial owner" shall have the meanings assigned to them in Section 13(d) of the Exchange Act),
(iii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity (each such event in (i), (ii) or (iii) or any other similar event or series of events which results in an event described in (i), (ii) or (iii), being hereinafter referred to as a "Reorganization Event") or (iv) the Board shall propose that the Company enter into a Reorganization Event, then the following shall apply:

      (a) With respect to Phantom Shares granted pursuant to Article II hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise: (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and to maintain it, with respect to all Outstanding Phantom Shares under the Plan as of the date of the Reorganization Event, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that (A) the Plan and related Agreements may be modified to utilize the stock of such surviving entity or new owner, in lieu of the Voting Common Stock or Non-Voting Common Stock (or combination thereof), to measure the Value of the Phantom Shares, if equitable adjustments are made to reflect the relative values of such stock immediately prior to the occurrence of the Reorganization Event or (B) if the Voting Common Stock or Non-Voting Common Stock (or combination thereof) continues to be utilized to measure the Value of the Phantom Shares, equitable adjustments are to be made to reflect the relative values of such stock immediately prior to and following the Reorganization Event, if appropriate; or (ii) determine the Appreciation Value of the Phantom Shares by reference to the consideration to be paid for the Voting Common Stock or Non-Voting Common Stock, as the case may be, in such Reorganization Event, and modify the Plan and the related

Agreements, if appropriate, to provide that when and if the Participant is entitled to a payment under the provisions of the Plan and related Agreement (including, without limitation, the provisions regarding vesting, payment, limitation on payment and employment requirements) as they were in effect prior to the proposal of the Reorganization Event, such payment shall be computed on the basis of such Appreciation Value as so determined;

      (b) with respect to Stock Options and Stock Appreciation Rights granted pursuant to Article III hereof and with respect to Restricted Shares granted pursuant to Article IV hereof, the Committee shall take one of the following actions, the choice of which being in its sole discretion, unless, in the case of any Participant, the Participant agrees otherwise: (i) cause the surviving entity or new owner, as the case may be, to agree to adopt the Plan and maintain it, with respect to all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares, in accordance with the terms in effect as of the date of the Reorganization Event, and to agree to adopt the related Agreements and to continue in effect their respective terms as such terms were in effect as of the date of the Reorganization Event, except that equitable adjustments shall be made, if appropriate, to reflect the relative values of the Voting Common Stock or Non-Voting Common Stock (or combination thereof) immediately prior to and following the occurrence of the Reorganization Event; (ii) cause the surviving entity or new owner, as the case may be, to grant new stock options and stock appreciation rights, if applicable (the "Substitute Options"), in substitution for the unexercised Stock Options and Stock Appreciation Rights as of the date of the Reorganization Event or to award new restricted shares (the "New Restricted Shares") in substitution for the unvested Restricted Shares, as of the date of the Reorganization Event; provided, however, that such Substitute Options or such New Restricted Shares, as the case may be, shall have a value, as of the date of such Reorganization Event, equal to the value of such unexercised Stock Options and Stock Appreciation Rights or such unvested Restricted Shares as of such date; (iii) solely with respect to Outstanding Stock Options, provide for the payment upon termination or cancellation of Outstanding Stock Options of an amount in cash or securities equal to the excess, if any, of the aggregate Fair Market Value of the Voting Common Stock or Non-Voting Common Stock (or combination thereof) subject to such Stock Options at the time of such termination or cancellation over the aggregate exercise price of such Stock Options; or (iv) advance the dates upon which all Outstanding Stock Options, Stock Appreciation Rights and Restricted Shares vest.

      Notwithstanding the provisions of Sections 5.1(a) and 5.1(b) above, in the event that the effect of the provisions contained therein should become a material impediment, either from a financial point of view or otherwise, to the consummation of a proposed Reorganization Event, the Committee may take such action as it deems equitable and appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred. Further, for the purposes of the first sentence of this Section 5.1, no event or series of events involving National Amusements, Inc., the Company or any of their respective subsidiaries or affiliates shall be deemed to be a Reorganization Event unless such event or series or events results in there being no class of equity securities of the Company which is publicly traded. Any action taken by the Committee may be made conditional upon the consummation of the applicable Reorganization Event. Further, in the event that a division or subsidiary of the Company is acquired by another corporation, person, or entity, the Company is reorganized, dissolved or liquidated, an event or series of events involving a corporate restructuring not described in the first sentence of this Section occurs, or the Board shall propose that the Company enter into any such transaction, event or series of events, then the Committee will take such action as it, in its sole discretion, deems equitable or appropriate to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred.

Section 5.2 Dilution and Other Adjustments.

      In the event of a stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights (other than pursuant to the Plan) to purchase stock, recapitalization, combination, exchange or similar change affecting the Voting Common Stock or Non-Voting Common Stock, as the case may be, the Committee shall, in its discretion, make any or all of the following adjustments to provide each Participant with a benefit equivalent to that which he would have been entitled had such event not occurred: (i) adjust the number of Phantom Shares, Restricted Shares or shares of Voting Common Stock or Non-Voting Common Stock, as the case may be, subject to any Stock Options or Stock Appreciation Rights granted to each Participant, (ii) adjust the Initial Value of such Phantom Shares, or the exercise price of the shares of Voting Common Stock or Non-Voting Common Stock, as the case may be, subject to such Stock Options or Stock Appreciation Rights, and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Voting Common Stock or Non-Voting Common Stock, as the case may be, which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Voting Common Stock or Non-Voting Common Stock, as the case may be, within the meaning of the Plan.

                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.1 No Rights to Grants or Continued Employment.

      No employee shall have any claim or right to receive Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its subsidiaries.

Section 6.2 Restriction on Transfer.

      The rights of a Participant with respect to Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares shall not be transferable by the Participant to whom such Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares are granted, otherwise than by will or the laws of descent and distribution.

Section 6.3 Tax Withholding.

      The Company or a subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's Beneficiary any Federal, state or local taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise of any Stock Option or Stock Appreciation Right, that a Participant pay an additional amount in cash equal to the amount of any Federal, state or local taxes owed by the Participant as a result of such exercise.

Section 6.4 Stockholder Rights.

      No Grant under the Plan shall entitle a Participant or Beneficiary to any rights of a holder of shares of Common Stock, except as provided in Article IV with respect to Restricted Shares or upon the delivery of share certificates to a Participant upon exercise of a Stock Option or upon the delivery of share certificates in settlement of a Stock Appreciation Right.

Section 6.5 No Restriction on Right of Company to Effect Corporate Changes.

      The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation or the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 6.6 Source of Payments.

      The general funds of the Company shall be the sole source of payments of Appreciation Value and cash settlements of Stock Appreciation Rights under the Plan, and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

      The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 of the Exchange Act shall not be effective unless and until such stockholder approval has been obtained in compliance with such rule. No termination or amendment of the Plan may, without the consent of the Participant to whom a Grant has been made, adversely affect the rights of such Participant in the Phantom Shares, Stock Options, Stock Appreciation Rights or Restricted Shares covered by such Grant. Unless previously terminated pursuant to this Article VII, the Plan shall terminate on the fifth anniversary of the Effective Date (as defined below), and no further Grants may be awarded hereunder after such date.

                                  ARTICLE VIII

                                 INTERPRETATION

Section 8.1 Governmental Regulations.

      The Plan, and all Grants hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 8.2 Headings.

      The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 8.3 Governing Law.

      The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE IX

                     EFFECTIVE DATE AND STOCKHOLDER APPROVAL

      The Plan shall be effective as of August 1, 1989 (the "Effective Date") and stockholder approval shall be sought at the first annual meeting of stockholders following such date. In the event that stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Grants thereunder shall be void ab initio and of no effect. No Stock Option or Stock Appreciation Right shall be exercisable, no Restricted Share shall vest and no Appreciation Value shall be paid with respect to a Phantom Share until the date of such stockholder approval.